                                                                    EXHIBIT 23.7


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Lomak Petroleum, Inc. (the "Company") for the year ended December 31, 1997 into the Company's Registration Statement on Form S-4, to which this consent is an exhibit. We also consent to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus included in the Registration Statement.


                                       CLAY, HOLT & KLAMMER



                                       /s/ Robert Clay
                                       -----------------------------------------
                                           Robert Clay



June 22, 1998